Exhibit 32.1


                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chairman and Chief Executive Officer of GTSI Corp. (the "company") does hereby certify that to the best of the undersigned's knowledge:

         1) the company's Annual Report on Form 10-K for the year ending December 31, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) the information contained in the company's Report fairly presents in all material respects, the financial condition and results of operations of the company.


Dated: March 15, 2004                  /s/ M. DENDY YOUNG
                                       ------------------
                                       M. Dendy Young
                                       Chairman and
                                       Chief Executive Officer